EAGLE BANCORP, INC.

Sandler O'Neill + Partners
East Coast Financial Services Conference

November 12 & 13, 2014

Ticker: EGBN
www.eaglebankcorp.com

Forward Looking Statements

This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as "may," "will," "anticipates," "believes," "expects," "plans," "estimates," "potential," "continue," "should," and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company's market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company's Annual Report on Form 10-K and other periodic and current reports filed with the SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company's past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. This presentation was delivered digitally. The Company makes no representation that subsequent to delivery of the presentation it was not altered. For the most current, accurate information, please refer to www.eaglebankcorp.com and go to the Investor Relations tab.

For further information on the Company please contact:

Michael T. Flynn
Executive Vice President
240-497-2040
mflynn@eaglebankcorp.com

Company Overview

- Eagle Bancorp, Inc. is a growth oriented community bank headquartered in Bethesda, Maryland
- Focused on the Washington, DC metropolitan area, with 23 branches
- Commercially oriented business model with **deep relationships of loans, core deposits and related products**
- #1 in deposit market share among community banks based in the Washington, DC metropolitan area
- Largest market capitalization of any community bank based in the Washington, DC metropolitan area
- Largest bank by asset size headquartered and operating in the state of Maryland

Note: Financial data at September 30, 2014. Deposit market share data as of June 30, 2014, adjusted for mergers and acquisition activity.

Investment Highlights

- Focused on Profitability and Balanced Financial Performance
- Superior Net Interest Margin – 4.45% for Q3 2014
- Strong Asset Quality – NPA's 0.92% at 9/30/14
- Leading Local Community Bank
- Driven by Long-Term, Deep Customer Relationships
- Demonstrated Organic Growth
- Strategic Geographic Market Positioning
- Dedicated Board Focused on Vision and Strong Corporate Governance
- Proven Ability to Evaluate and Execute Acquisitions

Experienced Senior Management Team

Name	Title/Function	Years in Banking	Years with EGBN
Ronald D. Paul	Chairman, President & CEO	27	16
Robert P. Pincus	Vice Chairman	41	6
Susan G. Riel	Sr. EVP & COO - EagleBank	38	16
James H. Langmead	EVP & Chief Financial Officer - Eagle Bancorp & EagleBank	43	9
Laurence E. Bensignor	EVP & General Counsel	4	4
Charles C. Brockett	EVP & Director of Operations	25	1
Michael T. Flynn	EVP & COO - Eagle Bancorp	43	10
Antonio F. Marquez	EVP & Chief Real Estate Lending Officer	29	3
Thomas D. Murphy	President - Community Banking - EagleBank	41	16
Janice L. Williams	EVP & Chief Credit Officer	20	11

Summary Statistics – September 30, 2014

	EGBN	VGBK
Total Assets:	$4.2 billion	$951 million
Total Loans:	$3.4 billion	$806 million
Total Deposits:	$3.5 billion	$743 million
Tangible Common Equity:	$382.7 million (1)	$90.9 million
Tangible Book Value per Common Share:	$14.71 (1)	$15.03
SBLF Preferred: (1% Dividend Rate, until December, 2015)	$56.6 million	$15.3 million
Market Capitalization (at close October 31, 2014):	$934.9 million	$186.6 million
Insider Ownership:	12.5%	26.1%
Institutional Ownership:	57%	4%
Member of Russell 2000	Yes	No

Note: Data at September 30, 2014 unless otherwise noted. (1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 55-57.

EGBN - Financial Indicators – Regional Peer Analysis

Key Ratios (at or for the quarter ended September 30)	EGBN 3Q2012	EGBN 3Q2013	EGBN 3Q2014	VGBK 3Q2014	Regional Peers (1) 3Q2014
Net Interest Margin	4.44%	4.31%	**4.45%**	**3.63%**	**3.52%**
Efficiency Ratio	50.07%	51.68%	**49.11%**	**57.15%**	**67.84%**
Non-Interest Income/Total Revenue	12.71%	12.48%	**9.63%**	**16.25%**	**24.19%**
NPAs + 90 Days Past Due/Total Assets	1.25%	1.11%	**0.92%**	**0.28%**	**1.90%**
Allowance Loan Losses/Gross Loans	1.48%	1.42%	**1.31%**	**1.28%**	**1.43%**
Coverage Ratio (Allowance to NPLs)	109.74%	144.08%	**153.20%**	**1021.00%**	**63.55%**
Net Charge-Offs to Average Loans (Annualized)	0.36%	0.20%	**0.09%**	**0.04%**	**0.16%**
Tangible Common Equity/Tangible Assets	8.88%	9.19%	**9.19%**	**9.56%**	**8.82%**
Return on Average Assets	1.27%	1.35%	**1.44%**	**1.21%**	**0.93%**
Return on Average Equity	15.20%	14.37%	**15.22%**	**12.78%**	**10.40%**
Earnings Per Share	$0.40	$0.44	$0.55	$0.48	N/A

Note: (1) Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported at all reporting periods shown above. (2) Data for Q3 2014 on an operating basis, net of merger related expenses.
Source: SNL Financial

Financial Indicators – Local Peer Analysis

	EGBN	VGBK	Peers (1)
Loan Growth (September 30, 2013 - September 30, 2014)			
Commercial & Industrial	17.0%	42.7%	18.5%
Commercial Real Estate	25.2%	11.7%	11.3%
Construction & Development	24.5%	49.1%	28.8%
Total Loans	22.7%	21.9%	14.9%
Deposit Growth (September 30, 2013 - September 30, 2014)			
Demand Deposits	17.5%	(27.1%)	12.2%
Money Market Accounts	26.4%	89.5%	7.1%
Certificates of Deposit	(16.2%)	2.7%	0.1%
Total Deposits	18.4%	4.5%	6.2%

Note: Bancorp level data for EGBN, bank level data for local peers in the Washington D.C. metro area: Access National Bank, Middleburg Bank, Cardinal Bank, Community Bank of Tri-County, Frederick County Bank, Sandy Spring Bank, Burke & Herbert and Bank of Georgetown. (1) The local peer indicators are as-of June 30, 2014. EGBN and VGBK data for Q3 2014 on an operating basis, net of merger related expenses.
Source: SNL Financial

EagleBank Locations


Loudoun County
Reston
Montgomery County
I-270
I-95
Bethesda
I-495
Prince George's County
Tyson's Corner
Washington, DC
Fairfax County
US 50
I-66
Arlington
Merrifield
I-495
I-495
Alexandria
I-95
N

Branch System

Virginia	11
Maryland	7
Washington, DC	5
Total	23

Branch Totals as of 11/7/14, Tysons Corner branch expected to close in Q4 2014, Arlington Branch expected to close in 2015

Enhanced Deposit Market Share in Region

Washington, DC Metropolitan Area								
Rank	Local Rank	Company Name	Branches	30-Jun-13 Balance	30-Jun-14 Balance	Annual Growth	2014 Market Share	
1		Wells Fargo & Co	166	$ 23,769,182	$ 25,191,935	5.99%	15.45%	
2		Bank of America	165	21,404,120	24,478,686	14.36%	15.01%	
3		Capital One	186	22,128,708	22,338,379	0.95%	13.70%	
4		SunTrust	175	16,657,678	17,654,301	5.98%	10.83%	
5		BB&T Corp	184	13,255,025	13,553,296	2.25%	8.31%	76%
6		PNC Bank	190	10,708,198	11,026,406	2.97%	6.76%	
7		Citibank	40	6,617,764	6,298,124	-4.83%	3.86%	
8		United Bank	59	2,037,632	4,187,192	105.49%	2.57%	
9	**1**	**Eagle Bancorp, Inc.**	**23**	**3,633,920**	**4,162,327**	**14.54%**	**2.56%**	
10		M&T Bank Corp	79	4,062,737	4,094,871	0.79%	2.51%	
11		HSBC Bank	12	3,270,777	3,334,324	1.94%	2.04%	
12		TD Bank, NA	45	2,322,664	2,712,001	16.76%	1.66%	
13	2	Cardinal Financial Corp	31	2,130,662	2,454,678	15.21%	1.51%	
14	3	Sandy Spring Bank	35	2,277,639	2,357,184	3.49%	1.45%	
15	4	Burke & Herbert Bank & Trust	25	2,204,402	2,178,542	-1.17%	1.34%	
16	5	Washington First Bank	15	970,001	1,203,312	24.05%	0.74%	
17		Union First Market Bank	22	703,056	1,015,314	44.41%	0.62%	
18	6	Middleburg Financial Corp	9	922,039	969,689	5.17%	0.59%	
19	7	Bank of Georgetown	11	772,055	834,397	8.07%	0.51%	
20	8	Old Line Bank	8	794,410	812,032	2.22%	0.50%	
		Market Total	**1,716**	**$ 155,467,143**	**$ 163,055,032**	**4.88%**	**100.00%**	

Washington, D.C. Metro Area: MD- Montgomery and Prince George's; DC - Washington DC; VA - Arlington, Alexandria, Fairfax, Fairfax (City), Falls Church, Loudon, Prince William, Manassas, Manassas Park
Data excludes: E*Trade whose deposits are substantially from outside of the defined market area
Source: FDIC, as of June 30, 2014 and adjusted for merger and acquisition activity

Washington Metropolitan Area Primary Sub-Markets

County / City	Population (Actual)	Total Employment	Number of Businesses
Washington, DC	621,686	632,890	35,996
Montgomery, Maryland	993,116	480,770	39,024
Anne Arundel, Maryland	548,625	259,394	20,430
Prince George's, Maryland	871,533	379,628	28,057
Howard, Maryland	297,571	156,997	11,530
Frederick, Maryland	238,502	114,734	9,478
Charles, Maryland	152,144	55,053	5,078
Saint Mary's, Maryland	109,138	37,765	3,413
Calvert, Maryland	90,989	29,681	3,016
Fairfax, Virginia	1,104,820	569,094	37,597
Arlington, Virginia	215,622	123,657	7,934
Alexandria (City), Virginia	144,229	91,153	7,037
Loudoun, Virginia	339,324	129,797	10,988
Prince William, Virginia	422,849	128,240	11,679
Fauquier, Virginia	66,655	22,301	2,606
Stafford, Virginia	132,927	38,580	3,283
Spotsylvania, Virginia	124,666	37,821	3,629

Source: SNL Financial, Greater Washington Initiative

Consistent Balance Sheet Growth



Total Assets
Millions of Dollars
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
EGBN CAGR 19.9%
Peer CAGR: 3.1%[1]
09Q3
09Q4
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3 (2)
11Q4
12Q1
12Q2
12Q3
12Q4
13Q1
13Q2
13Q3
13Q4
14Q1
14Q2
14Q3

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported total assets at all reporting periods shown above. (2) Q3 2011 excludes the "settlement deposit."
Source: SNL Financial

Improving Efficiency Ratio


65%
60%
55%
50%
45%
40%
49.1%
09Q3 09Q4 10Q1 10Q2 10Q3 10Q4 11Q1 11Q2 11Q3 11Q4 12Q1 12Q2 12Q3 12Q4 13Q1 13Q2 13Q3 13Q4 14Q1 14Q2 14Q3

Data for Q2, Q3 2014 on an operating basis, net of merger related expenses.

Increasing Operating Leverage



$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
CAGR 24.5%
CAGR 18.7%
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Revenue ($000s)
Non-Int Expense ($000s)

(1) Data for Q2, Q3 2014 on an operating basis, net of merger related expenses

Consistent Net Income Growth



Net Income Available to Common
TARP Dividend
SBLF Dividend
Thousands of Dollars
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$14,088
EGBN Net Income CAGR: 45.4%
Peer CAGR: 17.8%[1]
09Q3
09Q4
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3
11Q4
12Q1
12Q2
12Q3
12Q4
13Q1
13Q2
13Q3
13Q4
14Q1
14Q2
14Q3

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported net income or loss for all reporting periods shown above.

Source: SNL Financial

Geographic Detail of Loan Portfolio

(Dollar Values in Thousands)

County	C&I	Owner Occupied CRE	Owner Occupied Const.	Income Producing CRE	Construction	Land	Residential Mortgage	Home Equity	Other Consumer	TOTAL	% of Total
Maryland											
Montgomery	$ 264,239	$ 76,455	$ 10,427	$ 152,371	$ 99,692	$ 22,085	$ 40,243	$ 58,892	$ 2,246	$ 726,650	21.2%
Prince George's	74,079	34,267	287	171,387	20,015	5,203	1,365	2,475	81	309,159	9.0%
Other MD	48,489	17,851	4,421	275,754	45,123	30,742	9,387	6,897	290	438,954	12.8%
Washington, DC	$ 219,761	$124,374	$ 15,518	$ 500,728	$201,907	$ 37,269	$ 46,759	$ 22,479	$ 283	$1,169,078	34.0%
Virginia											
Alexandria	$ 15,927	$ 10,215	$ -	$ 12,055	$ 13,668	$ -	$ 856	$ 1,832	$ 34	$ 54,587	1.6%
Arlington	$ 17,443	$ 531	$ -	$ 11,947	$ 7,980	$ -	$ 1,049	$ 1,646	$ 19	$ 40,615	1.2%
Fairfax	$ 83,537	$ 22,636	$ 6,422	$ 120,787	$ 58,793	$ 13,341	$ 9,720	$ 6,750	$ 482	$ 322,468	9.4%
Loudoun	31,217	8,714	-	11,317	15,220	-	1,178	2,205	138	69,989	2.0%
Prince William	1,130	12,720	611	58,296	2,456	3,043	284	742	-	79,282	2.3%
Other VA	10,211	28,286	4,160	34,957	33,269	13,000	808	1,170	-	125,861	3.7%
Other USA	$ 32,456	$ 1,373	$ -	$ 33,239	$ 3,614	$ 8,316	$ 14,614	$ 2,204	$ 89	$ 95,905	2.8%
Total	$ 798,489	$337,422	$ 41,846	$1,382,838	$501,737	$132,999	$126,263	$107,292	$ 3,662	$3,432,548	100.0%
% of Total	23.3%	9.8%	1.2%	40.3%	14.6%	3.9%	3.7%	3.1%	0.1%	100.0%	

- Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County
- Held for Sale residential mortgages not included, (HFS residential mortgages are pre-sold and price locked)

Note: At September 30, 2014

Geographic Detail of CRE – Construction

(Dollar Values in Thousands)

County	Office	Single & 1-4 Family	Multifamily	Mixed Use	Residential Condo	Retail	Hotel	Other	TOTAL	% of Total
Maryland										
Montgomery	$ 47,182	$ 35,842	$ -	$ -	$ 3,089	$ -	$ 9,500	$ 4,079	$ 99,692	19.9%
Prince George's	10,500	1,456	-	-	-	2,966	-	5,093	20,015	4.0%
Other MD	-	3,625	6,191	1,648	-	6,414	16,561	10,684	45,123	9.0%
Washington, DC	$ 792	$ 40,604	$ 63,999	$ 51,408	$ 30,580	$ 8,961	$ -	$ 5,563	$ 201,907	40.3%
Virginia										
Alexandria	$ -	$ 1,841	$ -	$ -	$ -	$ 11,827	$ -	$ -	$ 13,668	2.7%
Arlington	$ -	$ 2,444	$ -	$ -	$ 5,536	$ -	$ -	$ -	$ 7,980	1.6%
Fairfax	$ 40,453	$ 13,840	$ -	$ 4,500	$ -	$ -	$ -	$ -	$ 58,793	11.7%
Loudoun	9,991	2,844	-	2,385	-	-	-	-	15,220	3.0%
Prince William	2,456	-	-	-	-	-	-	-	2,456	0.5%
Other VA	11,426	3,111	462	-	2,534	-	-	15,736	33,269	6.6%
Other USA	$ -	$ 1,649	$ -	$ 485	$ -	$ -	$ -	$ 1,480	$ 3,614	0.7%
Total	$ 122,800	$107,256	$ 70,652	$ 60,426	$ 41,739	$ 30,168	$ 26,061	$ 42,635	$ 501,737	100.0%
% of Total	24.5%	21.4%	14.1%	12.0%	8.3%	6.0%	5.2%	8.5%	100.0%	

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County
- Recognized expertise in Single Family and Condo construction lending
- Portfolio is diversified among collateral types

Note: At September 30, 2014

Geographic Detail of CRE- Income Producing

(Dollar Values in Thousands) County	Retail	Multifamily	Office & Office Condo	Mixed Use	Single & 1-4 Family	Hotel	Industrial	Other	TOTAL	% of Total
Maryland										
Montgomery	$ 40,666	$ 9,555	$ 24,788	$ 36,794	$ 18,476	$ -	$ 2,466	$ 19,626	$ 152,371	11.0%
Prince George's	48,193	14,069	21,756	9,920	10,623	17,573	27,432	21,821	171,387	12.4%
Other MD	92,848	24,988	43,974	19,405	14,470	39,281	13,927	26,861	275,754	19.9%
Washington, DC	$ 69,921	$135,865	$ 29,418	$ 41,354	$ 56,347	$ 36,887	$ 2,119	$128,817	$ 500,728	36.3%
Virginia										
Alexandria	$ 3,596	$ -	$ 5,022	$ 1,866	$ 1,571	$ -	$ -	$ -	$ 12,055	0.9%
Arlington	$ 652	$ 643	$ -	$ 6,500	$ 1,948	$ -	$ -	$ 2,204	$ 11,947	0.9%
Fairfax	$ 33,576	$ -	$ 47,357	$ 815	$ 9,007	$ -	$ -	$ 30,032	$ 120,787	8.7%
Loudoun	3,342	-	4,621	-	255	-	-	3,099	11,317	0.8%
Prince William	13,001	-	10,120	9,091	144	-	3,116	22,824	58,296	4.2%
Other VA	6,783	14,105	3,119	5,187	382	-	-	5,381	34,957	2.5%
Other USA	$ 1,165	$ -	$ 7,886	$ -	$ 9,363	$ 5,792	$ 2,285	$ 6,748	$ 33,239	2.4%
Total	$ 313,743	$199,225	$198,061	$130,932	$122,586	$ 99,533	$ 51,345	$267,413	$1,382,838	100.0%
% of Total	22.7%	14.4%	14.3%	9.5%	8.9%	7.2%	3.7%	19.3%	100.0%	

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County

Note: At September 30, 2014

EGBN – CRE Risk Management

- Executive Level & Board Oversight
- Disciplined Underwriting & Approval Process
- Robust Portfolio Management
- Stress Testing of Portfolio
- Quarterly Independent Credit Review
- Dedicated Special Assets Team

EGBN - Credit Quality Trends

(Dollars Values in Thousands)	12/31/12	03/31/13	06/30/13	09/30/13	12/31/13	03/31/14	06/30/14	09/30/14
30-89 Days Past Due	$ 19,927	$ 27,990	$ 18,253	$ 8,794	$ 17,143	$ 10,465	$ 19,222	$ 12,401
Nonperforming Assets:								
90 or More Days Past Due	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Nonaccrual	30,684	28,166	23,507	27,546	24,702	36,326	22,507	29,343
Total Nonperforming Loans (NPLs)	$ 30,684	$ 28,166	$ 23,507	$ 27,546	$ 24,702	$ 36,326	$ 22,507	$ 29,343
Other Real Estate Owned (OREO)	5,299	9,199	12,213	11,285	9,225	8,809	8,843	8,623
Total Nonperforming Assets	$ 35,983	$ 37,365	$ 35,720	$ 38,831	$ 33,927	$ 45,135	$ 31,350	$ 37,966
Performing Restructured Loans (TDRs)	15,313	14,814	14,795	9,978	7,944	7,937	7,906	7,877
NPAs/Assets	1.06%	1.12%	1.05%	1.11%	0.90%	1.19%	0.80%	0.91%
NPAs+TDRs/Assets	1.50%	1.57%	1.48%	1.39%	1.11%	1.40%	1.00%	1.10%
Reserves	$ 37,492	$ 38,811	$ 39,640	$ 39,687	$ 40,921	$ 42,018	$ 43,552	$ 44,954
Reserves/Loans	1.50%	1.52%	1.47%	1.42%	1.39%	1.37%	1.33%	1.31%
Reserves/NPLs (Coverage Ratio)	122.19%	137.80%	168.63%	144.08%	165.66%	115.67%	193.50%	153.20%
Charge-Offs (Quarterly)								
NCOs/Average Loans	0.37%	0.33%	0.24%	0.20%	0.18%	0.11%	0.20%	0.09%

(1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 55-57.

EGBN- Consistent Asset Quality

Total Loans ($000s)


$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Total Loans ($)
NPA's (%)
Charge Offs (%)

(Dollar Values in Thousands)

Year	Loan Growth	NPAs/ Assets	Average Charge-Offs
2009	$133,671	1.50%	0.42%
2010	$276,189	1.53%	0.35%
2011	$380,756	1.27%	0.32%
2012	$436,839	1.06%	0.37%
2013	$452,063	0.90%	0.23%
9/30/14 YTD	$487,390	0.92%	0.13%

Net Charge-Off History for the periods ended June 30, 2014

Loan Type	EGBN 2 Year Avg.	EGBN 3 Year Avg.	Peers 3 Year Avg.
Income Producing CRE	0.01%	0.05%	0.33%
Owner Occupied CRE	0.06%	0.04%	0.12%
Construction and Land	0.39%	0.36%	1.31%
Commericial & Industrial	0.55%	0.64%	0.49%

Source: Peer data from Bank Holding Company Performance Report

Balanced Loan and Deposit Growth



$3,500,000,000
$3,000,000,000
$2,500,000,000
$2,000,000,000
$1,500,000,000
$1,000,000,000
$500,000,000
$0
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Total Loans
Total Deposits

Deposit Composition

(Dollar Values in Thousands)	As of September 30, 2013		As of December 31, 2013		As of September 30, 2014		Annual Growth Rate
Deposit Type	Balance	% of Total	Balance	% of Total	Balance	% of Total	%
Noninterest Bearing	$ 898,831	30.1%	$ 849,408	26.3%	$ 1,056,559	29.9%	17.5%
Interest Bearing Transaction	104,004	3.5%	118,580	3.7%	161,886	4.6%	55.7%
Core Savings & Money Market (1)	1,323,648	44.3%	1,583,751	49.2%	1,711,872	48.4%	29.3%
Core CD's (1)	246,869	8.3%	255,580	7.9%	240,909	6.8%	(2.4%)
Wholesale Money Market	214,982	7.2%	227,339	7.0%	232,721	6.6%	8.3%
Wholesale CD's	195,725	6.6%	190,756	5.9%	129,903	3.7%	(33.6%)
Total Deposits	$ 2,984,059	100%	$ 3,225,414	100%	$ 3,533,850	100%	18.4%

- Commercial focus drives growth of Noninterest Bearing Demand accounts
- Wholesale Deposits used to enhance favorable cost of funds, not a strategy to replace growth in core deposits

(1) Core deposits include CDAR's and ICS reciprocal deposits.

Superior Relationships/Net Interest Margin


EGBN
Peers
Net Interest Margin (%)
5.25%
4.75%
4.25%
3.75%
3.25%
4.45%
3.52%
3Q2009
4Q2009
1Q2010
2Q2010
3Q2010
4Q2010
1Q2011
2Q2011
3Q2011
4Q2011
1Q2012
2Q2012
3Q2012
4Q2012
1Q2013
2Q2013
3Q2013
4Q2013
1Q2014
2Q2014
3Q2014

Note: Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported net interest margin for all periods shown above.
Source: SNL Financial

Conservative Securities Portfolio

(Dollar Values in Thousands)

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
September 30, 2014					
US Government Agency Securities	38,636	545	97	39,084	10.2%
Mortgage Backed Securites - GSEs	227,525	1,328	3,724	225,129	59.9%
Municipal Bonds	113,390	4,716	250	117,856	29.8%
Other Equity Investments	396	3	-	399	0.1%
Total Securities	$ 379,947	$ 6,592	$ 4,071	$ 382,468	100.0%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
December 31, 2013					
US Government Agency Securities	46,640	843	148	47,335	12.2%
Mortgage Backed Securites - GSEs	234,206	1,143	6,675	228,674	61.0%
Municipal Bonds	102,423	2,017	2,700	101,740	26.7%
Other Equity Investments	396	-	12	384	0.1%
Total Securities	$ 383,665	$ 4,003	$ 9,535	$ 378,133	100.0%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
September 30, 2013					
US Government Agency Securities	41,729	969	143	42,555	11.7%
Mortgage Backed Securites - GSEs	223,216	1,423	4,649	219,990	62.3%
Municipal Bonds	92,746	2,461	2,308	92,899	25.9%
Other Equity Investments	412	-	26	386	0.1%
Total Securities	$ 358,103	$ 4,853	$ 7,126	$ 355,830	100.0%

- Portfolio has $2.5 million of net unrealized gains at September 30, 2014
- No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs
- Average life of portfolio is 4.1 years
- Excludes Federal Reserve and Federal Home Loan Bank stock
- No use of derivatives for hedging

Capital Strength

(Dollars Values in Thousands)

	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014
Total Assets	$ 3,410,568	$ 3,504,928	$ 3,771,503	$ 3,803,952	$ 3,914,444	$ 4,169,181
Total Stockholders Equity	$ 369,390	$ 382,100	$ 393,863	$ 410,382	$ 426,821	$ 442,614
Total Common Stockholders Equity	$ 312,790	$ 325,500	$ 337,263	$ 353,782	$ 370,221	$ 386,014
Tier 1 Leverage Ratio	10.81%	10.89%	10.93%	10.83%	10.89%	10.70%
Tier 1 Risk Based Capital Ratio	11.12%	11.61%	11.53%	11.57%	11.29%	11.26%
Total Risk Based Capital Ratio	12.53%	13.12%	13.01%	13.04%	12.71%	14.48%
Common Equity Tier 1 (CETI) Ratio	9.37%	9.87%	9.86%	9.95%	9.76%	9.80%
Tangible Common Equity Ratio (2)	9.07%	9.19%	8.86%	9.22%	9.38%	9.19%

(2) This constitutes a non-GAAP financial measure. Please refer to the GAAP reconciliation in the appendices on pages 55-57 for a discussion on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures.

- $55 million of Common Equity raised in September, 2009, $15 million of TARP funds repaid in December, 2009 from proceeds.
- $56.6 million of SBLF Preferred Stock placed in July, 2011, $23.2 million of TARP funds repaid at that time. Net addition to Tier 1 capital was $33.3 million. Dividend Rate is 1.0%
- $35 million of Common Equity raised through an At the Market Offering during May through October, 2012
- $10 million of Common Equity raised through an underwritten offering in October, 2012
- $70 million of 10 Year No-call Subordinated notes sold in August, 2014

Nationally Recognized Financial Performance

SANDLER O'NEILL + PARTNERS

- *"Top Investment Idea" Recommendation 2012*
- *"Sm-All Stars" Designation 2011, 2013 & 2014*

KBW KEEFE, BRUYETTE & WOODS
Specialists in Financial Services

- *Designated as a "Grower" Bank 2012*
- *Honor Roll of Community Banks 2010-2013*

SNL

- *Ranked among Top 50 Best Performing Community Banks in the U.S. 2011, 2012 & 2013*

Independent Community Bankers of America

- *Ronald D. Paul named East Coast Region Community Banker of the Year 2014*

RAYMOND JAMES

- *Community Bankers Cup Award 2012 & 2013*

WASHINGTON BUSINESS JOURNAL

- *50 Fastest Growing Companies 2010-2013*

Highly Regarded by Bank Rating Firms

FIRM	BANK RATING
KBRA KROLL BOND RATING AGENCY	BBB+
IDC *Analyze the Future*	275/300
BAUERFINANCIAL, INC	★★★★★
VERIBANC Information with Integrity	Green - ***

Market Information –Washington, DC MSA

- Population — 6.2 Million
  - 5th largest market in the U.S.
- Employment — 3.1 Million
  - 19,800 new jobs created in last year
  - Average annual job creation is 28,900 over last decade
  - Highest in net new job growth in the U.S. over last decade
  - Unemployment rate of 5.6% vs. US average of 6.1% (Sept. 2014)
- Gross Regional Product (GRP) — $449 Billion
  - 5th largest regional economy in the U.S.
  - 23.0% growth in GRP over the last 8 years
  - Federal Government Spending is 30.0% of GRP
  - Highest median household income of any major U.S. market

Source: Greater Washington Board of Trade 2013 Regional Report, Center for Regional Analysis, George Mason University

Unemployment Rate - Largest US Markets
August, 2014


%
9
8
7
6
5
4
3
2
1
0
5.6%
US
6.1%
Minneapolis
Seattle
Houston
SF-Oakland
Boston
Dallas
Washington
Chicago
New York
Phoenix
Miami
Philadelphia
Los Angeles
Detroit
Atlanta

Source: BLS, Not Seasonally Adjusted

Average Sales Price Percent Change Washington MSA All Housing Types


Annual Change
Annual Change by Month
2000 –2009
2010
2011
2012
2013
2014
%
30
20
10
0
-10
-20
-30
2000
2002
2004
2006
2008
Jan
Mar
May
July
Sep
Nov
6
10
14
13
21
22
2
2
-16
-10
-1
-7
-4
-5
-1

Greater Washington Economy

Total Federal Spending = 30% of GRP


Other Federal
13.7%
International
4.9%
Hospitality
3.6%
Associations
2.2%
Federal Procurement
16.3%
Non-Local Business
10.6%
Other
8.9%
Local Business
39.9%

GRP Contribution by Sub-market


District of Columbia
24.0%
Suburban Maryland
28.0%
Northern Virginia
48.0%

Gross Regional Product $449 Billion

Note: Other includes Health Care/Education and Media
Source: The Wall Street Journal, George Mason University - Center for Regional Analysis

Key Success Factors

- Building and maintaining core relationships
  - Cross sales
  - Focus on key customers
- Maintenance of strong credit culture
  - Conservative underwriting criteria and loan policies
  - Disciplined Committee Approval and Review Process
  - Periodic Loan and Portfolio Stress Testing
  - Proactive Identification and Resolution of Problem Credits
- Built and preserved a strong capital position and balance sheet
  - Seven capital raising events since August, 2008
  - 23 consecutive quarters of increasing profitability have consistently bolstered the capital position

Key Success Factors (continued)

- Disciplined ALCO process
- Maintained focus on areas of strength
  - Concentration on core geographic markets and products
- Built the proper infrastructure to support the increased volume of business and regulation
- Significant Management and Board level reporting
- Human Resources
  - Recruiting of strong, seasoned bankers with local market knowledge and experience
  - Well Designed, Incentive Based Compensation Plans
  - Stability of staff, low average turnover rate

EagleBank Growth Strategy

- Integrate Virginia Heritage Bank Acquisition
- Profitability
  - Pricing discipline to sustain Net Interest Margin
  - Diligent expense control to maintain Efficiency Ratio
- Maintain Credit Quality
- Emphasis on Organic Growth
  - Only 2.56% deposit market share in DC Metro Area after VGBK acquisition
  - Significant opportunities to expand lending
  - Attract new relationships and develop cross sell opportunities
- Improve Growth of Noninterest Income Components of Revenue
  - SBA guaranteed loans, Purchase-money mortgage origination, Treasury management services, Insurance

EGBN Stock Price Performance



Price Change (%)
EGBN
S&P 500
NASDAQ Bank
45.00
40.00
35.00
30.00
25.00
20.00
15.00
10.00
5.00
0.00
-5.00
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14

Stock Price Performance

	1 Year	3 Year	5 Year
EGBN	**35.8%**	**184.9%**	**322.7%**
NASDAQ Bank Stock Index	8.4%	65.8%	66.7%
S & P 500 Index	14.9%	61.0%	94.7%

Source: SNL Financial, Bloomberg, Chart and calculations as of close, October 31, 2014

EGBN Relative Valuation



Trailing P/E Ratio
70
60
50
40
30
20
10
0
18.7
17.6
16.0
13.9
69.4
19.6
17.9
EGBN
SNL Nat'l Avg
KBW Regional Bank Avg
SNL Mid-Atl Avg
NASDAQ
Russell 3000
S&P 500

Source: SNL Chart and calculations as of close October 31, 2014.

Appendices

Loan Portfolio Trends

(Dollar Values in Thousands)	As of September 30, 2013		As of December 31, 2013		As of September 30, 2014		Annual Growth Rate	Last 9 months (Annualized)
Loan Type	Balance	% of Total	Balance	% of Total	Balance	% of Total	%	%
Commercial and Industrial	$ 682,413	24.4%	$ 694,350	23.6%	$ 798,489	23.3%	17.0%	19.9%
Owner Occupied	334,078	11.9%	317,491	10.8%	337,422	9.8%	1.0%	8.3%
Owner Occupied-Const.	35,612	1.3%	34,659	1.2%	41,846	1.2%	17.5%	27.6%
Income Producing	1,039,775	37.2%	1,119,800	38.0%	1,382,838	40.3%	33.0%	31.2%
Construction	365,010	13.1%	413,268	14.0%	501,737	14.6%	37.5%	28.5%
Land	142,643	5.1%	160,899	5.5%	132,999	3.9%	(6.8%)	(23.1%)
Residential Mortgage	79,061	2.8%	90,418	3.1%	126,263	3.7%	59.7%	52.7%
Home Equity	108,889	3.9%	110,242	3.7%	107,292	3.1%	(1.5%)	(3.6%)
Other Consumer	9,359	0.3%	4,031	0.1%	3,662	0.1%	(60.9%)	(12.2%)
Total Loans	$ 2,796,840	100.0%	$ 2,945,158	100.0%	$ 3,432,548	100.0%	22.7%	22.0%

Loan Portfolio Composition

Loan Portfolio by Type



Residential Mortgage
3.7%
Home Equity
3.1%
Other Consumer
0.1%
Land
3.9%
C&I
23.3%
CRE Construction
14.6%
Owner Occupied Const
1.2%
Owner Occupied CRE
9.8%
Income Producing CRE
40.3%

Loan Portfolio by Location



Prince William
2.3%
Other VA
3.7%
Other USA
2.8%
Loudoun
2.0%
Montgomery
21.2%
Fairfax
9.4%
Arlington
1.2%
Alexandria
1.6%
Prince George's
9.0%
Other MD
12.8%
Washington DC
34.1%

Total Gross Loans: $3.4 Billion

Note: At September 30, 2014

Diversified Commercial Real Estate Portfolio

Construction Loans by Type


Retail - 2/3 Tenant 0.4%
Leasehold DOT 0.4%
Apt to Condo Conversion
Church 0.8%
1.7%
Gas Station 1.6%
Hotel/Motel 5.2%
Industrial 1.5%
Mixed Use - Predom Com'l. 4.1%
Mixed Use - Predom Resid. 5.8%
Mixed Use - Predom Retail 2.1%
Multifamily 14.1%
Office 24.5%
Residential Condo 8.3%
Retail - 4+ Tenant/Strip Ctr. 1.8%
Retail - Single Tenant 0.3%
Special Use 3.6%
Storage 0.4%
Single & 1-4 Family 21.4%

Total : $501.7 Million

Income Producing CRE by Type


UCC-1 Blanket Lien 0.1%
Unsecured 0.2%
Single & 1-4 Family 7.2%
Multifamily 14.4%
Amusement/Entertainment 0.7%
Apt to Condo Conversion 0.0%
Assign. Contracts 0.0%
Assign. Ground Lease 1.0%
Assign. Partnership Interests 0.7%
Assign. Rents & Leases 0.0%
Church 0.3%
Education 1.2%
Gas Station 0.5%
Healthcare 0.8%
Hotel/Motel 7.2%
Industrial 3.7%
Land 7.2%
Leasehold DOT 0.4%
Office 13.7%
Marketable Securities 0.5%
Mixed Use - Predom Com'l. 6.0%
Mixed Use - Predom Resid 2.3%
Mixed Use - Predom Retail 1.1%
Office Condo 0.5%
Other Assignment 0.2%
Residential Condo 1.6%
Restaurant 0.2%
Retail - 2/3 Tenant 4.8%
Retail - 4+ Tenant/Strip Ctr. 9.5%
Retail - Single Tenant 2.2%
Retail Condo 5.4%
Special Use 5.6%
Storage 0.5%

Total : $1.4 Billion

Note: At September 30, 2014

Loan Portfolio by Risk Rating

(Dollar Values in Thousands)

Loan Portfolio as of:	9/30/2013		9/30/2014	
Risk Rating	**Balance**	**% of Loans**	**Balance**	**% of Loans**
1000 - Prime	$ 4,609	0.2%	$ 2,935	0.1%
2000 - Excellent	205,456	7.3%	258,867	7.5%
3000 - Good	1,121,184	40.1%	1,400,172	40.8%
4000 - Acceptable	963,310	34.4%	1,220,431	35.6%
5000 - Acceptable with Risk	363,646	13.0%	446,422	13.0%
6000 - Watch	46,259	1.7%	46,331	1.3%
7000 - Special Mention	49,167	1.8%	13,617	0.4%
8000 - Substandard	43,209	1.5%	43,773	1.3%
9000 - Doubtful	-	0.0%	-	0.0%
9999 - Loss	-	0.0%	-	0.0%
	$ 2,796,840	**100.0%**	**$ 3,432,548**	**100.0%**



8000 - Substandard 1.3%
9000 - Doubtful 0.0%
9999 - Loss 0.0%
7000 - Special Mention 0.4%
1000 - Prime 0.1%
2000 - Excellent 7.5%
6000 - Watch 1.3%
5000 - Acceptable with Risk 13.0%
3000 - Good 40.8%
4000 - Acceptable 35.6%

- Periodic review of loan portfolio and risk ratings by independent, third-party credit review firm

Geographic Detail of NPA's

(Dollar Values in Thousands)

County	C&I	Owner Occupied CRE	Owner Occupied Const.	Income Producing CRE	Construction	Land	Residential Mortgage	Home Equity	Other Consumer	TOTAL NPLs*	OREO	TOTAL NPAs
Maryland												
Montgomery	$ 201	$ -	$ -	$ -	$ 620	$ -	$ -	$ 315	$ -	$ 1,136	$ 85	$ 1,221
Prince George's	-	242	-	537	-	419	139	-	-	1,337	550	1,887
Other MD	701	-	-	-	-	-	-	-	-	701	45	746
Washington DC	5,800	282	-	1,103	4,269	-	-	225	-	11,679	1,394	13,073
Virginia												
Alexandria	43	2,118	-	-	-	-	-	-	-	2,161	-	2,161
Arlington	31	-	-	-	-	-	-	-	-	31	-	31
Fairfax	3,784	-	-	-	-	-	-	-	-	3,784	-	3,784
Loudoun	4,872	-	-	-	-	-	-	48	-	4,920	-	4,920
Prince William	-	-	-	-	-	-	-	-	-	-	-	-
Other VA	-	860	-	-	994	616	211	-	-	2,681	-	2,681
Other USA	-	-	-	913	-	-	-	-	-	913	6,549	7,462
Total	$ 15,432	$ 3,502	$ -	$ 2,553	$ 5,883	$ 1,035	$ 350	$ 588	$ -	$ 29,343	$ 8,623	$ 37,966

*NOTE: NPL balances include loans over 90 days past due and still accruing, if any

Note: At September 30, 2014

Virginia Heritage Bank Overview – Through September 30, 2014

- Growing community bank in Eagle's target market
  - Six branches in Northern Virginia
  - Attractive demographic trends
  - Growing market of small and medium sized businesses
- Exceptional asset quality
- Outstanding organic growth
  - All growth accomplished through de novo branches
  - $745 million of loans
  - 5-year loan CAGR of ~26%

Total Assets ($mm)



$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
$341
$453
$578
$782
$895
$951
2009
2010
2011
2012
2013
YTD 3Q14

Loans, Net ($mm)[1]



$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
$303
$363
$434
$579
$696
$796
2009
2010
2011
2012
2013
YTD 3Q14

Nonperforming Assets/Total Assets[2]



1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.72%
0.36%
0.76%
0.67%
0.33%
0.28%
2009
2010
2011
2012
2013
YTD 3Q14

Total Deposits ($mm)



$800
$700
$600
$500
$400
$300
$200
$100
$-
$259
$381
$492
$660
$711
$743
2009
2010
2011
2012
2013
YTD 3Q14

Net Income ($mm)



$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$1.5
$5.1
$5.1
$7.6
$9.0
$6.8
2009
2010
2011
2012
2013
YTD 3Q14

1) Excludes loans held for sale
2) Nonperforming assets includes troubled debt restructured loans
Source: SNL Financial and Company data

EGBN/VGBK - Combined Loan & Deposit Composition

LOANS

Virginia Heritage Bank


Other
0%
Consumer
16%
C&I
8%
Const & Land
17%
Resi
11%
CRE
48%

Total Loans ($ millions)[1]: $ 806

Eagle Bancorp, Inc.


Consumer
3%
Other
0%
C&I
33%
Const & Land
20%
Resi
4%
CRE
40%

Total Loans ($ millions)[1]: $ 3,433

Combined


Consumer
6%
Other
0%
C&I
28%
Const & Land
19%
Resi
5%
CRE
42%

Total Loans ($ millions)[1]: $ 4,238

DEPOSITS

Virginia Heritage Bank


Time < $100K
22%
Demand
19%
NOW &
Other Trans
3%
Time > $100K
35%
MMDA &
Savings
21%

Total Deposits ($ millions) $ 743

Eagle Bancorp, Inc.


Time < $100K
5%
Time > $100K
5%
Demand
30%
MMDA &
Savings
55%
NOW & Other
Trans
5%

Total Deposits ($ millions) $ 3,534

Combined


Time > $100K
11%
Time <
$100K
8%
Demand
28%
MMDA &
Savings
49%
NOW & Other
Trans
4%

Total Deposits ($ millions) $ 4,277

1) Excludes loans held for sale
Data as of September 30, 2014

Moderate Interest Rate Risk Position

Interest Rate Risk Indicators ....and Trends	Sep. 2013	Dec. 2013	Mar. 2014	Jun. 2014	Sep. 2014
Repricing Duration of Assets and Liabilities (months)					
Investments	53	50	50	49	49
Loans	26	26	26	26	26
Deposits	35	33	32	33	34
Borrowings	17	16	17	17	43
Economic Value of Assets and Liabilities					
Book Value of Portfolio Loans	$ 2,796,840	$ 2,945,158	$ 3,063,975	$ 3,279,429	$ 3,432,548
Economic Value of Portfolio Loans	$ 2,832,774	$ 2,979,180	$ 3,097,497	$ 3,312,300	$ 3,458,861
Premium (Discount) in Loans	1.3%	1.2%	1.1%	1.0%	0.8%
Book Value of Deposits	$ 2,984,059	$ 3,225,413	$ 3,273,689	$ 3,367,927	$ 3,533,850
Economic Value of Deposits	$ 2,922,892	$ 3,148,113	$ 3,192,784	$ 3,285,461	$ 3,426,168
Premium (Discount) in Deposits	-2.0%	-2.4%	-2.5%	-2.4%	-3.0%
Book Value of Equity	$ 382,099	$ 393,864	$ 410,383	$ 426,821	$ 442,614
Economic Value of Equity	$ 477,632	$ 504,253	$ 523,806	$ 541,593	$ 586,477
Equity Premium Percentage	25%	28%	28%	27%	33%
Interest Rate Shock Analysis					
SHORT TERM EFFECTS (dollars in thousands)					
Net Interest Income - Flat balance Sheet	$ 139,103	$ 146,422	$ 150,320	$ 160,149	$ 163,756
Net Interest Income - + 100 basis point shock	$ 136,995	$ 143,418	$ 146,451	$ 155,518	$ 160,097
Percentage Change	-1.5%	-2.1%	-2.6%	-2.9%	-2.2%
Net Interest Income - + 200 basis point shock	$ 138,965	$ 144,773	$ 147,301	$ 156,090	$ 161,663
Percentage Change	-0.1%	-1.1%	-2.0%	-2.5%	-1.3%
Net Interest Income - + 300 basis point shock	$ 142,850	$ 148,470	$ 150,319	$ 158,846	$ 165,031
Percentage Change	2.7%	1.4%	0.0%	-0.8%	0.8%
Net Interest Income - + 400 basis point shock	$ 146,711	$ 152,069	$ 153,261	$ 161,283	$ 168,060
Percentage Change	5.5%	3.9%	2.0%	0.7%	2.6%
Net Interest Income - - 100 basis point shock	$ 134,569	$ 141,639	$ 146,060	$ 155,965	$ 159,402
Percentage Change	-3.3%	-3.3%	-2.8%	-2.6%	-2.7%
Net Interest Income - - 200 basis point shock	$ 131,253	$ 137,192	$ 142,002	$ 152,313	$ 155,134
Percentage Change	-5.6%	-6.3%	-5.5%	-4.9%	-5.3%
Net Interest Income - - 300 basis point shock	N/A	N/A	N/A	N/A	N/A
Percentage Change	N/A	N/A	N/A	N/A	N/A
LONG TERM EFFECTS (dollars in thousands)					
Economic Value of Equity - Flat Balance Sheet	$ 477,632	$ 504,253	$ 523,806	$ 541,593	$ 586,477
Economic Value of Equity - +100 basis point shock	$ 455,997	$ 480,436	$ 497,852	$ 514,294	$ 562,676
Percentage Change	-4.5%	-4.7%	-5.0%	-5.0%	-4.1%
Economic Value of Equity - +200 basis point shock	$ 441,241	$ 464,517	$ 480,353	$ 496,566	$ 548,608
Percentage Change	-7.6%	-7.9%	-8.3%	-8.3%	-6.5%
Economic Value of Equity - +300 basis point shock	$ 430,277	$ 452,537	$ 467,026	$ 482,464	$ 537,595
Percentage Change	-9.9%	-10.3%	-10.8%	-10.9%	-8.3%
Economic Value of Equity - +400 basis point shock	$ 418,905	$ 439,531	$ 452,791	$ 466,814	$ 526,734
Percentage Change	-12.3%	-12.8%	-13.6%	-13.8%	-10.2%
Economic Value of Equity - -100 basis point shock	$ 458,264	$ 481,882	$ 500,427	$ 516,410	$ 556,441
Percentage Change	-4.1%	-4.4%	-4.5%	-4.6%	-5.1%
Economic Value of Equity - -200 basis point shock	$ 440,734	$ 465,321	$ 479,951	$ 492,218	$ 526,813
Percentage Change	-7.7%	-7.7%	-8.4%	-9.1%	-10.2%

Source: FTN Quarterly IRR Report

Acquisition Strategy & History

- Significant Due Diligence precedes any Offer to Acquire
- Accretive Transactions are always the Goal
- Acquisition #1 (F&T completed on August 31, 2008)
  - System conversion successfully completed one week after close
  - Targeted expense savings achieved in methodical and thoughtful manner, without disrupting relationships with customers
  - Contributions from key F&T employees have been meaningful to relationship growth
- Potential Acquisition of Alliance Bankshares announced July, 2011. Discontinued November, 2011.
- Acquisition #2 Virginia Heritage Bank, Completed on October 31, 2014

Experienced Management Team

Ronald D. Paul, Chairman, President and CEO

Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief Executive Officer since the organization of the Company. Since June 2006, he has served as Chief Executive Officer of the Bank. Mr. Paul is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate investment and management for office and multi-family properties. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 1997, and Chairman from 2002 to 2003. Mr. Paul is a Trustee of the University of Maryland College Park Foundation. He sits on the Board of the Washington Hospital Center and the Metropolitan Washington Board of Trade. Mr. Paul has been named "Washingtonian of the Year" by *Washingtonian* magazine and in 2009 was named the "Greater Washington Entrepreneur of the Year" by Ernst & Young. In 2012 he was elected to the Washington Business Hall of Fame and was named "Community Banker of the Year" by the *American Banker* magazine. In 2014 Mr. Paul was named Community Banker of the Year for the Eastern Region by the Independent Community Bankers of America.

Robert P. Pincus, Vice Chairman of the Board of Directors of Eagle Bancorp, Inc. and EagleBank

Prior to joining the Company in August 2008 upon the acquisition of Fidelity & Trust Financial Corporation ("Fidelity") and its wholly owned subsidiary, Fidelity & Trust Bank ("F&T Bank"), Mr. Pincus served as Non-Executive Chairman of F&T Bank from 2005. He was Chairman of the Board of BB&T, DC Metro Region and was Regional President from 1998 to 2002. From 1991 to 1998, Mr. Pincus was President and Chief Executive Officer of Franklin National Bank of Washington, D.C. From 1986 to 1991, he was the Regional President of the DC metropolitan region of Sovran Bank. From 1971 to 1986, Mr. Pincus was with DC National Bancorp, Inc., where he eventually served as President and Chief Executive Officer, prior to its merger with Sovran Bank. In 2003 Mr. Pincus was elected to the Washington Business Hall of fame. He has served on the Board of Directors of 3 public companies and over 25 non-profit organizations. Mr. Pincus is a Trustee of the University of Maryland Foundation, Inc. and is a member of the board of directors of Comstock Homebuilding Companies, Inc.

Experienced Management Team

Susan G. Riel, Senior EVP, Chief Operating Officer of EagleBank & EVP, Eagle Bancorp, Inc.

Ms. Riel, Senior Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer. Ms.Riel has been with the bank for 16 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution's acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 35 years of experience in the commercial banking industry.

James H. Langmead, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank

Mr. Langmead, Executive Vice President and Chief Financial Officer of the Company since January 2007, and Executive Vice President and Chief Financial Officer of the Bank since January 2005, previously served as Chief Financial Officer of Sandy Spring Bank and Sandy Spring Bancorp. Mr. Langmead, a CPA, served in various financial and senior management roles with Sandy Spring Bank from 1992 through 2004. Prior to that time, Mr. Langmead managed the finance group at the Bank of Baltimore.

Laurence E. Bensignor, EVP & General Counsel, Eagle Bancorp, Inc. and EagleBank

Mr. Bensignor joined the bank after 29 years in the legal and real estate industries in the Washington, DC area. For ten years, Mr. Bensignor served as Trustee of the Van Metre Family Trusts, the controlling owner of a private, multifaceted real estate organization. Previously, he was a partner and chaired the real estate practice group in the Washington, DC office of the national law firm of Arter & Hadden and formerly was a partner in the Washington, DC law firm of Melrod, Redman & Gartlan. Mr. Bensignor is a Fellow of the American College of Real Estate Lawyers.

Experienced Management Team

Charles C. Brockett, EVP & Director of Operations

Mr. Brockett joined EagleBank in October of 2014 though our merger with Virginia Heritage Bank where had served as Chief Financial Officer since 2005 and Chief Operating Officer since 2010 and was also a Director. Prior to his tenure at Virginia Heritage Bank, Mr. Brocket was the Managing Partner of Enterprise Financial Consulting, a Northern Virginia based consulting firm. He had previously served in multiple management positions, including Chief Financial Officer, and on the Board of First Commercial Bank in Arlington, Virginia. Mr. Brockett is a CPA, licensed in the Commonwealth of Virginia.

Michael T. Flynn, EVP, Chief Operating Officer of Eagle Bancorp, Inc.& EVP, EagleBank

Mr. Flynn has been with EagleBank for 10 years and has served as Chief Operating Officer of Eagle Bancorp, Inc, since June 2006. He previously served as President of EagleBank. He has over 40 years of experience in the banking industry in the Washington, D.C. and Maryland region. Prior to joining EagleBank, he was the Washington region executive for Mercantile Bankshares Corporation. He previously was the Director of Strategic Planning for Allfirst Financial, Inc., and prior to that, held several executive level positions in retail banking, commercial lending and private banking functions for Bank of America and predecessor companies in the Washington metropolitan area.

Antonio F. Marquez, EVP, Chief Commercial Real Estate Lending Officer

Mr. Marquez, Executive Vice President, recently joined EagleBank as the Chief Real Estate Lender. Prior to joining EagleBank, Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market Earlier he was the head of Commercial Real Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New York and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 30 years of experience in the banking industry in the Washington, DC metropolitan area.

Experienced Management Team

Thomas D. Murphy, President, Community Banking Division

Mr. Murphy is one of the founding officers of EagleBank and has been with the bank for 16 years and has served as President – Community Banking Division of the Bank since October, 2010. He served at Allegiance Bank from September 1994, including as Executive Vice President and Chief Operating Officer from December 1995 until November 1997. Prior to his service at Allegiance, he held the same position at First Montgomery Bank from August 1991 until its acquisition by Sandy Spring National Bank of Maryland in December 1993, and was a Vice President of that organization until September 1994. Mr. Murphy has over 40 years of experience in the commercial banking industry. Active in community affairs, he is past president of the Bethesda-Chevy Chase Chamber of Commerce.

Janice L. Williams, EVP, Chief Credit Officer

Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past 11 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland.

Historical Balance Sheet

(Dollar Values in Thousands)	2009	2010	2011	2012	2013	5 Year Compound Growth Rate	1 Year Growth Rate
Assets							
Cash and Equivalents	$117,687	$58,114	$232,411	$339,334	$306,960	59.4%	(9.5%)
Securities Available for Sale	245,644	237,576	324,053	310,514	389,405	18.2%	25.4%
Total Cash and Securities	363,331	295,690	556,464	649,848	696,365	28.5%	7.2%
Gross Loans HFI	1,399,310	1,675,500	2,056,256	2,493,095	2,945,158	18.4%	18.1%
Loan Loss Reserves	20,619	24,754	29,653	37,492	40,921	17.3%	9.1%
Loans Held for Sale	1,550	80,571	176,826	226,923	42,030	72.9%	(81.5%)
Total Net Loans	1,380,241	1,731,317	2,203,429	2,682,526	2,946,267	18.7%	9.8%
Real Estate Owned	5,106	6,701	3,225	5,299	9,225	59.0%	74.1%
Total Intangibles	4,240	4,035	3,966	3,642	3,276	6.9%	(10.0%)
Total Servicing Rights	139	153	179	143	234	4.8%	63.6%
Other Assets	52,447	51,474	63,992	67,983	116,136	21.1%	70.8%
Total Assets	$1,805,504	$2,089,370	$2,831,255	$3,409,441	$3,771,503	20.3%	10.6%
Liabilities							
Deposits	$1,460,274	$1,726,798	$2,392,095	$2,897,222	$3,225,414	23.4%	11.3%
FHLB Borrowings	50,000	40,000	40,000	30,000	30,000	(22.2%)	0.0%
Repurchase Agreements	90,790	97,584	103,362	101,338	80,471	(4.0%)	(20.6%)
Subordinated Debt	9,300	9,300	9,300	9,300	9,300	(5.2%)	0.0%
Other Liabilities	6,819	10,972	19,787	21,605	32,455	28.9%	50.2%
Total Liabilities	1,617,183	1,884,654	2,564,544	3,059,465	3,377,640	20.1%	10.4%
Equity							
Preferred Equity	22,612	22,582	56,600	56,600	56,600	9.3%	0.0%
Common Equity	163,376	180,076	205,236	287,911	340,582	26.8%	18.3%
Net Unrealized Gain (Loss)	2,333	2,058	4,875	5,465	(3,319)	(207.1%)	(160.7%)
Total Stockholders Equity	188,321	204,716	266,711	349,976	393,863	22.6%	12.5%
Total Liabilities and Equity	$1,805,504	$2,089,370	$2,831,255	$3,409,441	$3,771,503	20.3%	10.6%
Balance Sheet Analysis (%)							
Total Gross Loans/ Total Assets	77.50	80.19	72.63	73.12	78.09		
Loans/ Deposits	95.83	97.03	85.96	86.05	91.31		
Reserves/ Loans	1.47	1.48	1.44	1.50	1.39		
Annualized Growth Rates (%)							
Asset Growth Rate	20.62	15.72	35.51	20.42	10.62		
Gross Loans HFI	10.56	19.74	22.72	21.24	18.13		
Deposit Growth Rate	29.30	18.25	38.53	21.12	11.33		

Historical Quarterly Balance Sheet

(Dollar Values in Thousands)	Dec 2012	Mar 2013	Jun 2013	Sep 2013	Dec 2013	Mar 2014	Jun 2014	Sep 2014	Growth Rate 3Q2014 vs 3Q2013	Growth Rate 3Q2014 vs 2Q2014
Assets										
Cash and Equivalents (1)	$339,334	$270,891	$191,248	$220,379	$306,960	$230,951	$115,482	$208,356	(5.5%)	80.4%
Securities Available for Sale	310,514	329,585	346,999	367,076	389,405	398,389	389,616	393,125	7.1%	0.9%
Total Cash and Securities	649,848	600,476	538,247	587,455	696,365	629,340	505,098	601,481	2.4%	19.1%
Gross Loans HFI	2,493,095	2,548,024	2,691,358	2,796,840	2,945,158	3,063,975	3,279,429	3,432,548	22.7%	4.7%
Loan Loss Reserves	37,492	38,811	39,640	39,687	40,921	42,018	43,552	44,954	13.3%	3.2%
Loans Held for Sale	226,923	132,698	104,767	39,206	42,030	21,862	35,411	41,254	5.2%	16.5%
Total Net Loans	2,682,526	2,641,911	2,756,485	2,796,359	2,946,267	3,043,819	3,271,288	3,428,848	22.6%	4.8%
Real Estate Owned	5,299	9,199	12,213	11,285	9,225	8,809	8,843	8,623	(23.6%)	(2.5%)
Total Intangibles	3,642	3,547	3,457	3,367	3,276	3,196	3,118	3,041	(9.7%)	(2.5%)
Total Servicing Rights	143	112	233	230	234	286	261	280	21.7%	7.3%
Other Assets	67,983	69,620	99,933	106,232	116,136	118,502	125,836	126,908	19.5%	0.9%
Total Assets	$3,409,441	$3,324,865	$3,410,568	$3,504,928	$3,771,503	$3,803,952	$3,914,444	$4,169,181	19.0%	6.5%
Liabilities										
Deposits (1)	$2,897,222	$2,812,930	$2,888,236	$2,984,059	$3,225,414	$3,273,689	$3,367,927	$3,533,850	18.4%	4.9%
FHLB Borrowings	30,000	30,000	30,000	30,000	30,000	30,000	30,000	30,000	0.0%	0.0%
Repurchase Agreements	101,338	92,664	97,327	82,266	80,471	66,437	60,646	58,957	(28.3%)	(2.8%)
Subordinated Debt	9,300	9,300	9,300	9,300	9,300	9,300	9,300	79,300	752.7%	752.7%
Other Liabilities	21,605	18,119	16,315	17,203	32,455	14,144	19,750	24,460	42.2%	23.8%
Total Liabilities	3,059,465	2,963,013	3,041,178	3,122,828	3,377,640	3,393,570	3,487,623	3,726,567	19.3%	6.9%
Equity										
Preferred Equity	56,600	56,600	56,600	56,600	56,600	56,600	56,600	56,600	0.0%	0.0%
Common Equity	287,911	300,744	313,697	326,863	340,582	354,284	368,383	384,502	17.6%	4.4%
Net Unrealized Gain (Loss)	5,465	4,508	(907)	(1,363)	(3,319)	(502)	1,838	1,512	(210.9%)	(17.7%)
Total Stockholders Equity	349,976	361,852	369,390	382,100	393,863	410,382	426,821	442,614	15.8%	3.7%
Total Liabilities and Equity	$3,409,441	$3,324,865	$3,410,568	$3,504,928	$3,771,503	$3,803,952	$3,914,444	$4,169,181	19.0%	6.5%
Balance Sheet Analysis (%)										
Total Gross Loans/ Total Assets	73.12	76.64	78.91	79.80	78.09	80.55	83.78	82.33		
Loans/ Deposits	86.05	90.58	93.18	93.73	91.31	93.59	97.37	97.13		
Reserves/ Loans	1.50	1.52	1.47	1.42	1.39	1.37	1.33	1.31		
Annualized Growth Rates (%)										
Asset Growth Rate	20.42	(9.92)	0.07	3.72	10.62	3.44	7.58	14.02		
Gross Loans HFI	21.24	8.81	15.90	16.20	18.13	16.14	22.70	22.01		
Deposit Growth Rate	21.12	(11.64)	(0.62)	3.99	11.33	5.99	8.84	12.72		

(1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 55-57.

Historical Income Statement

(Dollar Values in Thousands, except per share data)

	2009	2010	2011	2012	2013	1 Year Growth Rate
Total Interest Income	$ 84,338	$ 96,658	$ 119,124	$ 141,943	$ 157,294	10.8%
Total Interest Expense	24,809	19,832	20,077	14,414	12,504	(13.3%)
Net Interest Income	59,529	76,826	99,047	127,529	144,790	13.5%
Loan Loss Provision	7,669	9,308	10,983	16,190	9,602	(40.7%)
Service Charges on Deposits	2,898	3,068	3,318	3,937	4,607	17.0%
Gain/Loss on Sale of Loans	1,054	2,836	6,057	13,942	14,578	4.6%
Gain/Loss on Sale of Securities	1,538	1,330	1,445	161	19	(88.2%)
BOLI Revenue	463	430	401	392	720	83.7%
Other Noninterest Income	1,344	1,578	2,280	2,932	4,792	63.4%
Total Noninterest Income	7,297	9,242	13,501	21,364	24,716	15.7%
Salaries and Employee Benefits	20,889	25,511	34,518	43,684	47,481	8.7%
Premises and Equipment Expenses	7,343	8,460	8,371	10,218	11,923	16.7%
Marketing and Advertising	1,099	1,058	1,626	1,759	1,686	(4.2%)
Data Processing	2,356	2,629	3,554	4,415	5,903	33.7%
Legal, Accounting and Professional Fees	2,731	2,987	3,974	4,253	3,449	(18.9%)
FDIC Insurance	2,743	2,692	2,195	2,089	2,263	8.3%
Other Noninterest Expenses	5,612	7,668	9,038	10,113	11,874	17.4%
Total Noninterest Expense	42,773	51,005	63,276	76,531	84,579	10.5%
Net Income Before taxes	16,384	25,755	38,289	56,172	75,325	34.1%
Income taxes	5,965	9,098	13,731	20,883	28,318	35.6%
Net Income	10,419	16,657	24,558	35,289	47,007	33.2%
Preferred Dividends	2,307	1,299	1,511	566	566	0.0%
Net Income Available to Common	$ 8,112	$ 15,358	$ 23,047	$ 34,723	$ 46,441	33.7%
Earnings per Share - Diluted	$ 0.50	$ 0.70	$ 1.04	$ 1.46	$ 1.76	

Historical Quarterly Income Statement

(Dollar Values in Thousands, except per share data)

	Dec 2012	Mar 2013	Jun 2013	Sep 2013	Dec 2013	Mar 2014	Jun 2014	Sep 2014	Growth Rate 3Q2014 vs 3Q2013	Growth Rate 3Q2014 vs 2Q2014
Total Interest Income	$ 38,164	$ 37,933	$ 37,985	$ 39,724	$ 41,652	$ 42,837	$ 44,759	$ 47,886	20.5%	7.0%
Total Interest Expense	3,427	3,424	3,121	3,021	2,938	2,830	2,739	3,251	7.6%	18.7%
Net Interest Income	34,737	34,509	34,864	36,703	38,714	40,007	42,020	44,635	21.6%	6.2%
Loan Loss Provision	4,139	3,365	2,357	1,372	2,508	1,934	3,134	2,111	53.9%	(32.6%)
Service Charges on Deposits	1,035	1,285	951	1,115	1,256	1,192	1,219	1,227	10.0%	0.7%
Gain/Loss on Sale of Loans	4,075	5,649	4,768	2,938	1,223	1,843	1,021	1,822	(38.0%)	78.5%
Gain/Loss on Sale of Securities	(75)	23	-	-	(4)	8	2	-		(100.0%)
BOLI Revenue	98	94	95	231	300	314	310	295	27.7%	(4.8%)
Other Noninterest Income	927	1,060	1,251	952	1,529	1,106	1,259	1,417	48.8%	12.5%
Total Noninterest Income	6,060	8,111	7,065	5,236	4,304	4,463	3,811	4,761	(9.1%)	24.9%
Salaries and Employee Benefits	12,164	11,200	11,335	12,187	12,759	13,608	13,015	14,942	22.6%	14.8%
Premises and Equipment Expenses	2,677	2,800	2,927	3,222	2,974	3,089	3,107	3,374	4.7%	8.6%
Marketing and Advertising	419	347	394	426	519	462	415	544	27.7%	31.1%
Data Processing	1,142	1,539	1,531	1,386	1,447	1,588	1,432	1,572	13.4%	9.8%
Legal, Accounting and Professional Fees	938	893	709	984	863	974	799	740	(24.8%)	(7.4%)
FDIC Insurance	536	582	614	584	483	544	563	573	(1.9%)	1.8%
Other Noninterest Expenses	2,449	3,336	3,175	2,884	2,479	2,833	2,804	3,398	17.8%	21.2%
Total Noninterest Expense	20,325	20,697	20,685	21,673	21,524	23,098	22,135	25,143	16.0%	13.6%
Net Income Before taxes	16,333	18,558	18,887	18,894	18,986	19,438	20,562	22,142	17.2%	7.7%
Income taxes	6,135	6,986	7,212	7,137	6,983	6,939	7,618	8,054	12.8%	5.7%
Net Income	10,198	11,572	11,675	11,757	12,003	12,499	12,944	14,088	19.8%	8.8%
Preferred Dividends	141	141	142	142	141	141	142	151	6.3%	6.3%
Net Income Available to Common	$ 10,057	$ 11,431	$ 11,533	$ 11,615	$ 11,862	$ 12,358	$ 12,802	$ 13,937	20.0%	8.9%
Earnings per Share - Diluted	$ 0.39	$ 0.44	$ 0.44	$ 0.44	$ 0.45	$ 0.47	$ 0.48	$ 0.52		

GAAP Reconciliation

GAAP Reconciliation (Unaudited)
(dollars in thousands except per share data)

	Nine Months Ended September 30, 2014	Twelve Months Ended December 31, 2013	Nine Months Ended September 30, 2013
Common shareholders' equity	$ 386,014	$ 337,263	$ 325,500
Less: Intangible assets	(3,321)	(3,510)	(3,597)
Tangible common equity	$ 382,693	$ 333,753	$ 321,903
Book value per common share	$ 14.83	$ 13.03	$ 12.62
Less: Intangible book value per common share	(0.12)	(0.14)	(0.14)
Tangible book value per common share	$ 14.71	$ 12.89	$ 12.48
Total assets	$ 4,169,181	$ 3,771,503	$ 3,504,928
Less: Intangible assets	(3,321)	(3,510)	(3,597)
Tangible assets	$ 4,165,860	$ 3,767,993	$ 3,501,331
Tangible common equity ratio	9.19%	8.86%	9.19%

GAAP Reconciliation

GAAP Reconciliation (Unaudited)
(dollars in thousands except per share data)

	Nine Months Ended September 30, 2014		Three Months Ended September 30, 2014	
Net income	$	39,531	$	14,088
Adjustments to net income				
Merger-related expenses, net of tax		1,250		674
Operating net income	$	40,781	$	14,762
Net income available to common shareholders	$	39,097	$	13,937
Adjustments to net income available to common shareholders				
Merger-related expenses, net of tax		1,250		674
Operating earnings	$	40,347	$	14,611
Earnings per weighted average common share, basic	$	1.50	$	0.54
Adjustments to earnings per weighted average common share, basic				
Merger-related expenses, net of tax		0.05		0.03
Operating earnings per weighted average common share, basic	$	1.55	$	0.57
Earnings per weighted average common share, diluted	$	1.47	$	0.52
Adjustments to earnings per weighted average common share, diluted				
Merger-related expenses, net of tax		0.05		0.03
Operating earnings per weighted average common share, diluted	$	1.52	$	0.55
Summary Operating Results:				
Noninterest expense	$	70,376	$	25,143
Merger-related expenses		1,460		885
Adjusted noninterest expense	$	68,916	$	24,258
Adjusted efficiency ratio		49.33%		49.11%
Adjusted noninterest expense as a % of average assets		2.37%		2.36%
Return on average assets				
Net income	$	39,531	$	14,088
Adjustments to net income				
Merger-related expenses, net of tax		1,250		674
Operating net income	$	40,781	$	14,762
Adjusted return on average assets		1.40%		1.44%
Return on average common equity				
Net income available to common shareholders	$	39,097	$	13,937
Adjustments to net income available to common shareholders				
Merger-related expenses, net of tax		1,250		674
Operating earnings	$	40,347	$	14,611
Adjusted return on average common equity		14.79%		15.22%

GAAP Reconciliation Footnotes

(1) The reported figure includes the effect of $1.5 million and $885 thousand of merger related expenses ($1.3 million and $674 thousand net of tax) for the nine and three months ended September 30, 2014. As the magnitude of the merger expenses distorts the operational results of the Company, we present in the GAAP reconciliation below and in the accompanying text certain performance ratios excluding the effect of the merger expenses during the nine and three months periods ended September 30, 2014. We believe this information is important to enable shareholders and other interested parties to assess the core operational performance of the Company.

(2) Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non-GAAP financial measures derived from GAAP-based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding. The Company considers this information important to shareholders' as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios.